UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K
_______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2009

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05558	75-1277589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Rock Industrial Park Drive
Bridgeton, Missouri  63044
(Address of principal executive offices) (Zip Code)

(314) 656-4321
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02                      Results of Operations and Financial Condition.

On May 13, 2009, the Company issued a press release announcing its results of operations for the first quarter and year ended April 3, 2009.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                Description

99.1                                    Press release issued by the Company on May 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By: /s/ James W. Shaffer
James W. Shaffer
Vice President, Treasurer and Chief Financial Officer

Date:  May 13, 2009

Index of Exhibits

Exhibit No.                                Description

99.1                                    Press release issued by the Company on May 13, 2009.